UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 14, 2020

Gulf West Security Network, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55805	82-2908492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2851 Johnson Street, Unit #194, Lafayette, LA	70503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(337) 210-8790

______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Change of Accountant

On February 14, 2020, Gulf West Security Network, Inc. (the “Company”) and Daszkal Bolton LLP (“DB”) mutually agreed to terminate the engagement of DB as the Company’s independent registered public accounting firm. The decision to change registered public accounting firms was approved by the Company’s Board of Directors.

The audit report by DB on the financial statements of the Company as of and for the year ended December 31, 20181 does not contain any disclaimer of opinion, and was not modified or qualified as to uncertainty, audit scope or accounting principles, except that such report expressed substantial doubt regarding our ability to continue as a going concern. During the Company’s most recent fiscal years ended December 31, 2018 and through the subsequent interim periods through February14, 2020, there were no (1) disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K) between the Company and DB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DB, would have caused DB to make reference to the subject matter of the disagreements in connection with their reports on the consolidated financial statements for such fiscal years, or (2) reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided DB with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that DB furnish a letter addressed to the SEC stating whether or not DB agrees with the statements noted above. A copy of the responsive letter, dated February 20, 2020, from DB, is attached hereto as Exhibit 16.1.

(b) Engagement of New Accountant

The Company has engaged M&K CPAS, PLLC (“M&K”) as its registered public accounting firm, effective February 14, 2020. The decision to appoint M&K as the new registered public accounting firm was approved by the Company’s Board of Directors.

During the Company’s two most recent fiscal years and through February 14, 2020, neither the Company nor anyone on its behalf consulted with M&K with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.
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1 DB was first engaged as the Company s accountants on October 8, 2018.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Daszkal Bolton LLP to the Securities and Exchange Commission, dated February 20, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gulf West Security Network, Inc.

Date: February 20, 2020	By:	/s/ Louis J. Resweber
Louis J. Resweber
Chief Executive Officer

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